Columbia LifeGoal Balanced Growth Portfolio
 (formerly Nations LifeGoal Balanced Growth Portfolio)
Columbia LifeGoal Growth Portfolio
 (formerly Nations LifeGoal Growth Portfolio)
Columbia LifeGoal Income and Growth Portfolio
 (formerly Nations LifeGoal Income and Growth Portfolio)
Columbia LifeGoal Income Portfolio
(formerly Nations LifeGoal Income Portfolio)
Columbia Large Cap Enhanced Core Fund
 (formerly Nations Large Cap Enhanced Core Fund)
Columbia Large Cap Index Fund
  (formerly Nations Large Cap Index Fund)
Columbia Mid Cap Index Fund
(formerly Nations Mid Cap Index Fund)
Columbia Small Cap Index Fund
 (formerly Nations Small Cap Index Fund)
Columbia Total Return Bond Fund
 (formerly Nations Bond Fund)
Columbia High Income Fund
  (formerly Nations High Yield Bond Fund)
Columbia Intermediate Core Bond Fund
 (formerly Nations Intermediate Bond)
Columbia Short Term Bond Fund
 (formerly Nations Short Term Income Fund)
Columbia Short Term Municipal Bond Fund
 (formerly Nations Short-Term Municipal Income Fund)
Columbia Municipal Income Fund
 (formerly Nations Municipal Income Fund)
Columbia California Intermediate Municipal Bond Fund
 (formerly Nations California Intermediate Municipal Bond Fund) Columbia Florida Intermediate Municipal Bond Fund
 (formerly Nations Florida Intermediate Municipal Bond Fund) Columbia Georgia Intermediate Municipal Bond Fund
 (formerly Nations Georgia Intermediate Municipal Bond Fund) Columbia Maryland Intermediate Municipal Bond Fund
(formerly Nations Maryland Intermediate Municipal Bond Fund) Columbia North Carolina Intermediate Municipal Bond Fund
 (formerly Nations North Carolina Intermediate Municipal Bond Fund) Columbia South Carolina Intermediate Municipal Bond Fund
 (formerly Nations South Carolina Intermediate Municipal Bond Fund) Columbia Texas Intermediate Municipal Bond Fund
 (formerly Nations Texas Intermediate Municipal Bond Fund)
Columbia Virginia Intermediate Municipal Bond Fund
 (formerly Nations Virginia Intermediate Municipal Bond Fund) Columbia Convertible Securities Fund
 (formerly Nations Convertible Securities Fund)
Columbia Asset Allocation Fund II
 (formerly Nations Asset Allocation Fund)
Columbia Large Cap Value Fund
 (formerly Nations Value Fund)
Columbia Mid Cap Value Fund
(formerly Nations Mid Cap Value Fund)
Columbia Small Cap Value Fund II
(formerly Nations Small Cap Value Fund)
Columbia Marsico Growth Fund
 (formerly Nations Marsico Growth Fund)
Columbia Large Cap Core Fund
 (formerly Nations Large Cap Core Fund)
Columbia Marsico Focused Equities Fund
 (formerly Nations Marsico Focused Equities Fund)
Columbia Marsico Mid Cap Growth Fund
 (formerly Nations Marsico Mid Cap Growth Fund)
Columbia Marsico 21st Century Fund
(formerly Nations Marsico 21st Century Fund)
Columbia Small Cap Growth Fund II
(formerly Nations Small Company Fund)
Columbia Global Value Fund
 (formerly Nations Global Value Fund)
Columbia International Value Fund
 (formerly Nations International Value Fund)
Columbia Multi-Advisor International Equity Fund
(formerly Nations International Equity Fund)
Columbia Marsico International Opportunities Fund
 (formerly Nations Marsico International Opportunities Portfolio) Columbia Masters International Equity Portfolio
Columbia Masters Global Equity Portfolio
Columbia Masters Heritage Portfolio
Columbia Cash Reserves
 (formerly Nations Cash Reserves)
Columbia Money Market Reserves
 (formerly Nations Money Market Reserves)
Columbia Treasury Reserves
 (formerly Nations Treasury Reserves)
Columbia Government Reserves
 (formerly Nations Government Reserves)
Columbia Municipal Reserves
 (formerly Nations Municipal Reserves)
Columbia Tax-Exempt Reserves
 (formerly Nations Tax-Exempt Reserves)
Columbia California Tax-Exempt Reserves
 (formerly Nations California Tax-Exempt Reserves)
Columbia New York Tax-Exempt Reserves
 (formerly Nations New York Tax-Exempt Reserves)
Corporate Bond Portfolio and Mortgage and Asset Backed Portfolio
  (the "Funds")

77B Accountant's Report on Internal Control

[PricewaterhouseCoopers logo]
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110-9862

             Report of Independent Registered Public Accounting Firm

To the Trustees and the Shareholders of
Columbia Funds Series Trust

In planning and performing our audits of the financial statements of Columbia LifeGoal Balanced Growth Portfolio (formerly Nations LifeGoal Balanced Growth Portfolio), Columbia LifeGoal Growth Portfolio (formerly Nations LifeGoal Growth Portfolio), Columbia LifeGoal Income and Growth Portfolio (formerly Nations LifeGoal Income and Growth Portfolio), Columbia LifeGoal Income Portfolio (formerly Nations LifeGoal Income Portfolio), Columbia Large Cap Enhanced Core Fund (formerly Nations Large Cap Enhanced Core Fund), Columbia Large Cap Index fund (formerly Nations Large Cap Index Fund), Columbia Mid Cap Index Fund (formerly Nations Mid Cap Index Fund), Columbia Small Cap Index Fund (formerly Nations Small Cap Index Fund), Columbia Total Return Bond Fund (formerly Nations Bond Fund), Columbia High Income Fund (formerly Nations High Yield Bond Fund), Columbia Intermediate Core Bond Fund (formerly Nations Intermediate Bond), Columbia Short Term Bond Fund (formerly Nations Short Term Income Fund), Columbia Short Term Municipal Bond Fund (formerly Nations Short-Term Municipal Income Fund), Columbia Municipal Income Fund (formerly Nations Municipal Income
Fund), Columbia California Intermediate Municipal Bond Fund (formerly Nations California Intermediate Municipal Bond Fund), Columbia Florida Intermediate Municipal Bond Fund (formerly Nations Florida Intermediate Municipal Bond Fund), Columbia Georgia Intermediate Municipal Bond Fund (formerly Nations Georgia Intermediate Municipal Bond Fund), Columbia Maryland Intermediate Municipal Bond Fund (formerly Nations Maryland Intermediate Municipal Bond Fund), Columbia North Carolina Intermediate Municipal Bond Fund (formerly Nations North Carolina Intermediate Municipal Bond Fund), Columbia South Carolina Intermediate Municipal Bond Fund (formerly Nations South Carolina Intermediate Municipal Bond
Fund), Columbia Texas Intermediate Municipal Bond Fund (formerly Nations Texas Intermediate Municipal Bond Fund), Columbia Virginia Intermediate Municipal Bond Fund (formerly Nations Virginia Intermediate Municipal Bond Fund), Columbia Convertible Securities Fund (Nations Convertible Securities Fund), Columbia Asset Allocation Fund II (formerly Nations Asset Allocation Fund), Columbia Large Cap Value Fund (formerly Nations Value Fund), Columbia Mid Cap Value Fund (formerly Nations Mid Cap Value Fund), Columbia Small Cap Value Fund II (formerly Nations Small Cap Value Fund), Columbia Marsico Growth Fund (formerly Nations Marsico Growth Fund), Columbia Large Cap Core Fund (formerly Nations Large Cap Core Fund), Columbia Marsico Focused Equities Fund (formerly Nations Marsico Focused Equities Fund), Columbia Marsico Mid Cap Growth Fund (formerly Nations Marsico Mid Cap Growth Fund), Columbia Marsico 21st Century Fund (formerly Nations Marsico 21st Century Fund), Columbia Small Cap Growth Fund II (formerly Nations Small Company Fund), Columbia Global Value Fund (formerly Nations Global Value Fund), Columbia International Value Fund (formerly Nations International Value Fund), Columbia Multi-Advisor International Equity Fund (formerly Nations International Equity Fund), Columbia Marsico International Opportunities Fund (formerly Nations Marsico International Opportunities Portfolio), Columbia Masters International Equity Portfolio, Columbia Masters Global Equity Portfolio, Columbia Masters Heritage Portfolio, Columbia Cash Reserves (formerly Nations Cash Reserves), Columbia Money Market Reserves (formerly Nations Money Market Reserves), Columbia Treasury Reserves (formerly Nations Treasury Reserves), Columbia Government Reserves (formerly Nations Government Reserves), Columbia Municipal Reserves (formerly Nations Municipal Reserves), Columbia Tax-Exempt Reserves (formerly Nations Tax-Exempt Reserves), Columbia California Tax-Exempt Reserves (formerly Nations California Tax-Exempt Reserves), Columbia New York Tax-Exempt Reserves (formerly Nations New York Tax-Exempt Reserves), Corporate Bond Portfolio and Mortgage and Asset Backed Portfolio (the "Funds") as of and for the year ended March 31, 2006, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Funds' internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A fund's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Such internal control over financial reporting includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the fund's ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the fund's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Our consideration of the Funds' internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be significant deficiencies or material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Funds' internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of March 31, 2006.

This report is intended solely for the information and use of management and the Board of Directors and Trustees of the Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006



77C Matters submitted to a vote of security holders

On September 16, 2005, a Special Meeting of the Shareholders of the Funds was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. The votes cast at the Meeting were as follows:

77C Matters submitted to a vote of security holders

Nations Strategic Income Fund
To approve an Agreement and Plan of Reorganization

For:         16, 473,035.545 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       72,663.577    Shares of beneficial interest
Abstain:      93, 073.063    Shares of beneficial interest


Nations California Municipal Bond Fund
To approve an Agreement and Plan of Reorganization.


For:       21,151,514.583  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      321,960.346  Shares of beneficial interest
Abstain:      715,883.845  Shares of beneficial interest


Nations Government Securities Fund
To approve an Agreement and Plan of Reorganization.


For:        8, 784,172.106  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:        49,630.143   Shares of beneficial interest
Abstain:        90,653.645   Shares of beneficial interest


Nations Kansas Municipal Income Fund
To approve an Agreement and Plan of Reorganization.


For:          5, 566,482.668  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           1,869.000  Shares of beneficial interest
Abstain:               0.000  Shares of beneficial interest



Nations Tennessee Intermediate Municipal Bond Fund
To approve an Agreement and Plan of Reorganization.


For:          3,705,882.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:         52,054.128  Shares of beneficial interest
Abstain:              0.000  Shares of beneficial interest


Nations Florida Municipal Bond Fund
Approval of an Agreement and Plan of Reorganization


For:        5,024,620.791 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       23,323.555 Shares of beneficial interest
Abstain:       79,863.732 Shares of beneficial interest



Nations Short-Intermediate Government Fund
Approval of an Agreement and Plan of Reorganization


For:         69,008,805.867  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       279,880.779   Shares of beneficial interest
Abstain:       151,177.002   Shares of beneficial interest


Item 77D.  Policies with respect to security investments.

Columbia Small Cap Value Fund II
   Effective December 16, 2005, Columbia Small Cap Value Fund modified its principal investment strategies to state that the Columbia Small Cap Value Master Portfolio, in which the Fund invests all of its assets, may invest up to 20% of its assets in foreign securities.

Columbia Intermediate Core Bond Fund
   Effective January 13, 2006, Columbia Intermediate Core Bond Fund modified its principal investment strategies to state that the Columbia Intermediate Core Bond Master Portfolio, in which the Fund invests all of its assets, may invest up to 20% of its assets in asset-backed securities.

Columbia Convertible Securities Fund
   Effective February 17, 2006, Columbia Convertible Securities Fund modified its principal investment strategies to state that the Fund may invest up to 20% of its assets in foreign securities.

Columbia Asset Allocation Fund II
  Effective February 17, 2006, Columbia Asset Allocation Fund II modified its principal investment strategies to state that (i) the Fund may participate in mortgage dollar rolls up to the amount of allowable investments in mortgage-backed securities and limited to the Fund's current position in mortgage-backed securities, and (ii) the Fund may roll all, a portion, or none of the Fund's current position in mortgage-backed securities.

Columbia Short Term Bond Fund
  Effective February 17, 2006, Columbia Short Term Bond Fund modified its principal investment strategies to state that (i) the Fund may participate in mortgage dollar rolls up to the amount of allowable investments in mortgage-backed securities and limited to the Fund's current position in mortgage-backed securities, and (ii) the Fund may roll all, a portion, or none of the Fund's current position in mortgage-backed securities.

Columbia Total Return Bond Fund
  Effective February 17, 2006, Columbia Total Return Bond Fund modified its principal investment strategies to state that (i) the Fund may participate in mortgage dollar rolls up to the amount of allowable investments in mortgage-backed securities and limited to the Fund's current position in mortgage-backed securities, and (ii) the Fund may roll all, a portion, or none of the Fund's current position in mortgage-backed securities.


The Funds
77E Legal Proceedings


On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things,
(1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. One of the suits has been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trusts expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action - Mehta v AIG Sun America Life Assurance Company - involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.



Item 77I. Terms of New or Amended Securities.

Columbia Short Term Bond Fund
Effective October 7, 2005, Columbia Short Term Bond Fund added a conversion feature to the Fund's Class B shares whereby those Class B shares will automatically convert to Class A shares eight years after the date of purchase. The following rules apply to such conversions:

  Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

  Shareholders will receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply, and these conversions are free from federal income tax.

  Class B shares that are received from a reorganization or an exchange of Class B shares of another Columbia Fund will convert based the purchase date of the original shares.

   Also, effective October 17, 2005, a contingent deferred sales charge became applicable to purchases of Class B shares of Columbia Short Term Bond Fund made on or after October 17, 2005. The contingent deferred sales charge is applied at a rate of 3.00% of the Fund's net asset value per share at the time of purchase or sale, whichever is lower.

Columbia Government Reserves, Columbia Money Market Reserves, Columbia New York Tax-Exempt Reserves, Columbia Tax-Exempt Reserves, Columbia Government Plus Reserves, Columbia Connecticut Municipal Reserves and Columbia Massachusetts Municipal Reserves (the "Columbia Money Market Funds")
  Effective November 22, 2005, the Columbia Money Market Funds registered for issue two new classes of shares:
  G-Trust shares and Retail A shares. As reflected in the Trust's Rule 18f-3 Multi-Class Plan under the Investment Company Act of 1940 (the "1940 Act"), G-Trust shares and Retail A shares are described as follows:

    G-Trust shares
    Maximum Initial Sales Load:  None
    Contingent Deferred Sales Charge:  None
    Maximum Rule 12b-1 Distribution Fees:  None
    Conversion Features/Exchange Privileges: G-Trust Shares of a Columbia Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Columbia Money Market Fund.

    Retail A shares
    Maximum Initial Sales Load:  None
    Contingent Deferred Sales Charge:  None
    Maximum Rule 12b-1 Distribution Fees:  None
    Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Retail A Shares of each Columbia Money Market Fund may pay shareholder servicing fees as follows:
     (a) Columbia Massachusetts Municipal Reserves, Columbia Government Plus Reserves and Columbia New York Tax-Exempt Reserves: up to 0.10% of the average daily net assets of such shares.

      (b) Columbia Money Market Reserves: up to 0.07% of the average daily net assets of such shares.

      (c) Columbia Government Reserves and Columbia Tax-Exempt Reserves: up to 0.07% of the average daily net assets of such shares.

      (d) Columbia Connecticut Municipal Reserves: up to 0.08% of the average daily net assets of such shares.

       Conversion Features/Exchange Privileges: G-Trust Shares of a Columbia Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Columbia Money Market Fund.
       Other Shareholder Services: G-Trust Shares of a Money Market Fund shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Value Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico 21st Century Fund, Columbia Multi-Advisor International Equity Fund, Columbia Small Cap Value Fund II, Columbia LifeGoal Balanced Growth Fund, Columbia LifeGoal Growth Fund, Columbia LifeGoal Income and Growth Fund (the "Columbia Funds") and Columbia Masters International Equity Portfolio
   Effective November 23, 2005, the Columbia Funds, and effective December 1, 2005, Columbia Masters International Equity Portfolio, registered for issue a new class of shares: Class R shares. As reflected in the Trust's Rule 18f-3
  Multi-Class Plan under the 1940 Act, Class R shares are described as follows:

   Class R shares
   Maximum Initial Sales Load:  None
   Contingent Deferred Sales Charge:  None
   Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Class R Shares of each Columbia Fund and Columbia Masters International Equity Portfolio may pay distribution fees of up to 0.50% of the average daily net assets of such shares.
   Conversion Features/Exchange Privileges: Class R Shares of each Columbia Fund and Columbia Masters International Equity Portfolio shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.
  Other Shareholder Services:  Class R Shares of each Columbia Fund and Columbia
   Masters International Equity Portfolio shall have such shareholder services, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.


Item 77M.  Mergers.

         On October 10, 2005 and November 21 and 23, 2005, the series of Columbia Funds Series Trust ("CFST") listed below (the "Acquiring Funds") acquired the assets and assumed the liabilities of each series listed below of Columbia Funds Trust II, the Galaxy Fund, Columbia Funds Series Trust III, Columbia Funds Trust IV and of Columbia Fixed Income Securities Fund, Inc., and Columbia Daily Income Company (the "Acquired Funds"), in an exchange for shares of the Acquiring Funds, pursuant to an agreement and plan of reorganization approved by both the Acquiring Funds' Board of Trustees and the Acquired Funds' shareholders and Boards of Directors/Trustees.

                 Acquired Funds                                                  Acquiring Funds

----------------------------------------------------------- --------- -------------------------------------------------
----------------------------------------------------------- --------- -------------------------------------------------
Columbia Money Market Fund                                     ->     Columbia Cash Reserves
Columbia Daily Income Company

----------------------------------------------------------- --------- -------------------------------------------------
----------------------------------------------------------- --------- -------------------------------------------------
Columbia Municipal Money Market Fund                           ->     Columbia Municipal Reserves

----------------------------------------------------------- --------- -------------------------------------------------
----------------------------------------------------------- --------- -------------------------------------------------
Galaxy Government Money Market Fund                            ->     Columbia Government Plus Reserves
Galaxy Institutional Government Money Market Fund

----------------------------------------------------------- --------- -------------------------------------------------
----------------------------------------------------------- --------- -------------------------------------------------
Galaxy Institutional Treasury Money Market Fund                ->     Columbia Treasury Reserves

----------------------------------------------------------- --------- -------------------------------------------------
----------------------------------------------------------- --------- -------------------------------------------------
Galaxy Money Market Fund                                       ->     Columbia Money Market Reserves

----------------------------------------------------------- --------- -------------------------------------------------
----------------------------------------------------------- --------- -------------------------------------------------
Galaxy New York Municipal Money Market Fund                    ->     Columbia New York Tax-Exempt Reserves

----------------------------------------------------------- --------- -------------------------------------------------
----------------------------------------------------------- --------- -------------------------------------------------
Galaxy Tax-Exempt Money Market Fund                            ->     Columbia Tax-Exempt Reserves

----------------------------------------------------------- --------- -------------------------------------------------
----------------------------------------------------------- --------- -------------------------------------------------
Galaxy U.S. Treasury Money Market Fund                         ->     Columbia Government Reserves

----------------------------------------------------------- --------- -------------------------------------------------
----------------------------------------------------------- --------- -------------------------------------------------
Galaxy Institutional Money Market Fund                         ->     Columbia Prime Reserves

----------------------------------------------------------- --------- -------------------------------------------------
----------------------------------------------------------- --------- -------------------------------------------------
Galaxy Connecticut Municipal Money Market Fund                 ->     Columbia Connecticut Municipal Reserves

----------------------------------------------------------- --------- -------------------------------------------------
----------------------------------------------------------- --------- -------------------------------------------------
Galaxy Massachusetts Municipal Money Market Fund               ->     Columbia Massachusetts Municipal Reserves

----------------------------------------------------------- --------- -------------------------------------------------
----------------------------------------------------------- --------- -------------------------------------------------
Columbia Fixed Income Securities Fund, Inc.                    ->     Columbia Total Return Bond Fund

----------------------------------------------------------- --------- -------------------------------------------------
----------------------------------------------------------- --------- -------------------------------------------------
Columbia Intermediate Government Income Fund                   ->     Columbia Intermediate Core Bond Fund

----------------------------------------------------------- --------- -------------------------------------------------


770

77Q1 Exhibits

                               ADMINISTRATION AGREEMENT
                              COLUMBIA FUNDS SERIES TRUST

         This ADMINISTRATION AGREEMENT (the "Agreement") is made and entered into as of September 30, 2005 by and between COLUMBIA MANAGEMENT ADVISORS, LLC, a Delaware limited liability company ("CMA") and COLUMBIA FUNDS SERIES TRUST, a Delaware statutory trust (the "Trust").

         WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Trust desires to retain CMA to render certain administrative services for the investment portfolios of the Trust listed on Schedule A (individually, a "Fund" and collectively, the "Funds"), and CMA is willing to render such services, in the manner and on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the parties hereto as follows:

1. Appointment. The Trust hereby appoints CMA to act as Administrator of the Funds, and CMA hereby accepts such appointment and agrees to render such services and duties set forth in Paragraph 3, for the compensation and on the terms herein provided. Absent written notification to the contrary by either the Trust or CMA, each new investment portfolio established in the future by the Trust shall automatically become a "Fund" for all purposes hereunder as if listed on Schedule A.

2. Delivery of Documents. The Trust has furnished CMA with copies properly certified or authenticated of each of the following:

(a) The Trust's registration statement on Form N-1A (the "Registration Statement") under the Securities Act of 1933, as amended, and under the 1940 Act (File Nos. 333-89661 and 811-09645), as filed with the Securities and Exchange Commission (the "SEC") relating to the Funds' shares of beneficial interest (the "Shares");

(b) The Funds' most recent prospectus(es); and

(c) The Funds' most recent statement(s) of additional information.

         The Trust will furnish CMA from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing. Furthermore, the Trust will provide CMA with any other documents that CMA may reasonably request and will notify CMA as soon as possible of any matter materially affecting CMA's performance of its services under this Agreement.

3. Duties as Administrator. Subject to the supervision and direction of the Board of Trustees of the Trust, CMA, as Administrator, will assist in supervising various aspects of the Trust's administrative operations and undertakes to perform the following specific services from and after the effective date of this Agreement:

(a) Maintain office facilities for the Trust (which may be in the offices of CMA or a corporate affiliate);

(b) Furnish clerical services, internal executive and administrative services and stationery and office supplies in connection with the foregoing;

(c) Assist in furnishing statistical and research data and data processing services in connection with the foregoing;

(d) Furnish corporate secretarial services, including assisting in the coordination of the preparation and distribution of materials for Board of Trustees meetings;

(e) Provide the services by certain persons who may be appointed as officers of the Trust by the Trust's Board of Trustees;

(f) Assist in coordinating the provision of legal advice and counsel to the Trust with respect to regulatory matters, including monitoring regulatory and legislative developments which may affect the Trust and assisting in the strategic response to such developments, counseling and assisting the Trust in routine regulatory examinations or investigations of the Trust, and working closely with outside counsel to the Trust in connection with any litigation in which the Trust is involved;

(g) Prepare and file timely the certified final versions of the annual and semi-annual report on Form N-CSR;

(h) Coordinate the preparation and filing of the Funds' voting records on Form N-PX;

(i) File holdings reports on Form N-Q as required at the end of the first and third fiscal quarters of each year;

(j) Assist in coordinating the preparation of reports to the Trust's shareholders of record and the SEC including, but not necessarily limited to, annual reports and semi-annual reports to shareholders and on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act;

(k) Coordinate with the Trust regarding the jurisdictions in which the Shares shall be registered or qualified for sale and, in connection therewith, be responsible for the registration or qualification and the maintenance of such registration or qualification of Shares for sale under the securities laws of any state. Payment of share registration fees and any fees for qualifying or continuing the qualification of the Trust or any Fund as a dealer or broker shall be made or reimbursed by the Trust or that Fund, respectively;

(l) Assist in the preparation and filing on a timely basis of various reports, registration statements and post-effective amendments thereto, and other documents required by federal, state and other applicable laws and regulations, other than those filed or required to be filed by the Funds' adviser, sub-advisers, transfer agent, sub-transfer agent or custodian;

(m) Administer the implementation and required distribution of the Trust's privacy policy as required under Regulation S-P;

(n) Implement and maintain a disaster recovery program for the Trust's records, and a business continuity plan;

(o) Assist the Trust's Chief Compliance Officer with issues regarding the Trust's compliance program (as approved by the Board of Trustees in accordance with Rule 38a-1 under the 1940 Act) as reasonably requested;

(p) Perform certain compliance procedures for the Trust which will include, among other matters, monitoring compliance with personal trading guidelines by the Trust's Board of Trustees;

(q) Assist the Trust with its obligations under Section 302 and 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2 under the 1940 Act, including the establishment and maintenance of internal controls and procedures that are reasonably designed to ensure that information prepared or maintained in connection with administration services provided hereunder is properly recorded, processed, summarized, or reported by the Administrator or its affiliates on behalf of the Trust so that it may be included in financial information certified by Trust officers on Form N-CSR and Form N-Q;

(r) Provide accounting and bookkeeping services (including the maintenance for the periods prescribed by Rule 31a-2 under the 1940 Act of such accounts, books and records of the Trust as may be required by Section 31(a) of the 1940 Act and the rules thereunder). CMA further agrees that all such records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request;

(s) Value each Fund's assets and calculate the net asset value and the net income of the shares of each Fund in accordance with the Trust's current prospectus(es), applicable pricing procedures and resolutions of the Trust's Board of Trustees, provided, that in performing such services, CMA shall obtain security market quotes from independent pricing services, or if such quotes are unavailable, obtain such prices from the Funds' adviser or sub-advisers;

(t) Accumulate information for reports to the Trust's shareholders of record and the SEC including, but not necessarily limited to, annual reports and semi-annual reports to shareholders and on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act;

(u) Prepare and file on a timely basis the Trust's tax returns, including foreign, federal, state, local and excise tax returns, as applicable, and any other tax filings, and issue all tax-related information to shareholders, including IRS Form-1099 and other applicable tax forms;

(v) Prepare and file any claims in connection with class actions involving portfolio securities, handle administrative matters in connection with the litigation or settlement of such claims, and prepare a report to the Board regarding such matters;

(w) Obtain and maintain fidelity bonds and directors and officers/errors and omissions insurance policies for the Trust in accordance with Rules 17g-1 and 17d-1 under the 1940 Act at the expense of the Trust and Funds and ensure that such fidelity bonds and any related notices are filed with the SEC as required under the 1940 Act, to the extent such bonds and policies are approved by the Board;

(x) Monitor the development and implementation of certain compliance procedures for the Trust including, but not limited to, monitoring: (i) each Fund's status as a regulated investment company under Sub-Chapter M of the Internal Revenue Code of 1986, as amended, including performing, on a monthly basis and based upon information provided by the Fund's adviser or sub-advisers, the 90% gross income and asset diversification tests derived from such Sub-Chapter; and (ii) compliance by each Fund with its investment objective, policies and restrictions, and applicable laws and regulations;

(y) Prepare and furnish to the Trust monthly broker security transaction summaries and monthly security transaction listings and (at the Trust's request) performance information (including yield and total return information) calculated in accordance with applicable U.S. securities laws and reporting to external databases such information as may reasonably be requested;

(z) Assist the Trust and its agents in their accumulation and preparation of materials for the Board of Trustees' meetings and for regulatory examinations and inspections of the Trust, to the extent such materials relate to the services being performed for the Trust by CMA;

(aa) Coordinate the provisions of services to the Trust by other service providers to the Trust, including the transfer agent, sub-transfer agent and custodian; and

(bb) Generally assist in all aspects of the Trust's operations.

         In performing all services under this Agreement, CMA shall: (i) act in conformity with the Trust's Declaration of Trust, the 1940 Act and the rules thereunder, and other applicable laws and regulations, as the same may be amended from time to time, and the Trust's Registration Statement, as such Registration Statement may be amended from time to time; (ii) consult and coordinate with the Trust, as necessary and appropriate; and (iii) advise and report to the Trust, as necessary or appropriate, with respect to any compliance matters that come to its attention.

         In connection with its duties under this Paragraph 3, it is understood and agreed that CMA may, at its own expense, enter into sub-administration agreements with other service providers and the Fund(s), provided that each such service provider agrees with CMA and the Fund(s) to comply with all relevant provisions of the 1940 Act and applicable rules and regulations thereunder.

4. Compensation. CMA shall bear all expenses in connection with the performance of its services under this Agreement, except those enumerated in 4(b) below.

(a) CMA will from time to time employ or associate with such person or persons as CMA may believe to be particularly suited to assist it in performing services under this Agreement. Such person or persons may be officers and employees of both CMA and the Trust. The compensation of such person or persons shall be paid by CMA and no obligation shall be incurred on behalf of the Trust in such respect.

(b) CMA shall not be required to pay any of the following expenses incurred by the Trust: investment advisory expenses; costs of printing and mailing stock certificates, prospectuses, reports and notices; interest on borrowed money; brokerage fees and commissions; taxes and fees payable to federal, state and other governmental agencies; fees of Trustees of the Trust who are not affiliated with CMA; outside auditing expenses, including tax preparation; outside legal expenses; fees of independent pricing services utilized by CMA to value each Fund's assets; fees of any other service provider to the Trust (other than a sub-administrator engaged pursuant to Paragraph 3); or other expenses not specified in this Section 4 which may be properly payable by the Trust and which are approved by the Trust's President, Chief Financial Officer or Treasurer.

(c) The Trust will compensate CMA for its services rendered pursuant to this Agreement in accordance with Schedule B. In addition, the Trust shall reimburse CMA for certain reasonable out-of pocket distributions made in connection with fulfilling its obligations under the Agreement. The items eligible for reimbursement are set forth on Schedule B.

5. Limitation of Liability; Indemnification.

(a) CMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its obligations and duties under this Agreement, except a loss resulting from CMA's willful misfeasance, bad faith or negligence in the performance of such obligations and duties, or by reason of its reckless disregard thereof.

(b) The Trust, on behalf of each Fund, will indemnify CMA against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit relating to the particular Fund and not resulting from the willful misfeasance, bad faith or negligence of CMA in the performance of such obligations and duties or by reason of their reckless disregard thereof. CMA will not confess any claim or settle or make any compromise in any instance in which the Trust will be asked to provide indemnification, except with the Trust's prior written consent. Any amounts payable by the Trust under this
Section 5(b) shall be satisfied only against the assets of the Fund involved in the claim, demand, action or suit and not against the assets of any other investment portfolio of the Trust.

6. Effective Date; Termination of Agreement.

(a) This Agreement shall become effective on the date of its execution. This Agreement shall remain in full force and effect with respect to such Fund(s) unless terminated pursuant to the provisions of Section 6(b).

(b) This Agreement may be terminated at any time without payment of any penalty, upon 60 days written notice, by vote of the Board of Trustees of the Trust, or by CMA. CMA will cooperate with and assist the Trust, its agents and any successor administrator or administrators in any substitution/conversion process.

(c) Sections 5 and 8 shall survive this Agreement's termination.

7. Amendments. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

8. Confidentiality. All books, records, information and data pertaining to the business of the Trust, its prior, present or potential shareholders and CMA's customers that are exchanged or received pursuant to the performance of CMA's duties under this Agreement shall remain confidential and shall not be disclosed to any other person, except as specifically authorized by the Trust or as may be required by law, and shall not be used for any purpose other than performance of CMA's responsibilities and duties hereunder.

9. Service to Other Companies or Accounts. The Trust acknowledges that CMA now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts, and as distributor, investment adviser, investment sub-adviser and/or administrator to other investment companies or series of investment companies, and the Trust has no objection to CMA so acting. The Trust further acknowledges that the persons employed by CMA to assist in the performance of their duties under this Agreement may not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of CMA or any affiliate of CMA to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10. Miscellaneous.

(a) Any notice or other instrument authorized or required by this Agreement to be given in writing to the Trust or CMA shall be sufficiently given if addressed to that party and received by it at its office set forth below or at such other place as it may from time to time designate in writing.

              To the Trust:
              COLUMBIA FUNDS SERIES TRUST
              One Financial Center
              Boston, MA 02110
              Attention:  Secretary

              To CMA:
              COLUMBIA MANAGEMENT ADVISORS, LLC
              One Financial Center
              Boston, MA 02110
              Attention:  President

(b) This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable without the written consent of the other parties.

(c) This Agreement shall be construed in accordance with the laws of the State of Delaware.

(d) This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and which collectively shall be deemed to constitute only one instrument.

(e) The captions of this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(f) This Agreement constitutes the entire agreement between the parties hereto with respect to the matters described herein.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed and delivered by their duly authorized officers as of the date first written above.

                                      COLUMBIA MANAGEMENT ADVISORS, LLC


                                 By:    /s/ Roger Sayler
                                        --------------------------------------
                                            Roger Sayler
                                            Executive Vice President

                                      COLUMBIA FUNDS SERIES TRUST


                                  By:    /s/ Christopher Wilson
                                        --------------------------------------
                                          Christopher Wilson
                                          President

                                SCHEDULE A



COLUMBIA FUNDS SERIES TRUST:
1. Corporate Bond Portfolio
2. High Income Portfolio
3. Mortgage- and Asset-Backed Portfolio
4. Columbia Asset Allocation Fund II
5. Columbia California Intermediate Municipal Bond Fund
6. Columbia California Tax-Exempt Reserves
7. Columbia Cash Reserves
8. Columbia Convertible Securities Fund
9. Columbia Florida Intermediate Municipal Bond Fund
10. Columbia Georgia Intermediate Municipal Bond Fund
11. Columbia Global Value Fund
12. Columbia Government Reserves
13. Columbia High Income Fund
14. Columbia Intermediate Core Bond Fund
15. Columbia International Value Fund
16. Columbia Large Cap Core Fund
17. Columbia Large Cap Enhanced Core Fund
18. Columbia Large Cap Index Fund
19. Columbia Large Cap Value Fund
20. Columbia LifeGoal Balanced Growth Portfolio
21. Columbia LifeGoal Growth Portfolio
22. Columbia LifeGoal Income and Growth Portfolio
23. Columbia LifeGoal Income Portfolio
24. Columbia Marsico 21st Century Fund
25. Columbia Marsico Focused Equities Fund
26. Columbia Marsico Growth Fund
27. Columbia Marsico International Opportunities Fund
28. Columbia Marsico Mid Cap Growth Fund
29. Columbia Maryland Intermediate Municipal Bond Fund
30. Columbia Mid Cap Index Fund
31. Columbia Mid Cap Value Fund
32. Columbia Money Market Reserves
33. Columbia Multi-Advisor International Equity Fund
34. Columbia Municipal Income Fund
35. Columbia Municipal Reserves
36. Columbia New York Tax-Exempt Reserves
37. Columbia North Carolina Intermediate Municipal Bond Fund
38. Columbia Short Term Bond Fund
39. Columbia Short Term Municipal Bond Fund
40. Columbia Small Cap Growth Fund II
41. Columbia Small Cap Index Fund
42. Columbia Small Cap Value Fund II
43. Columbia South Carolina Intermediate Municipal Bond Fund
44. Columbia Tax-Exempt Reserves
45. Columbia Texas Intermediate Municipal Bond Fund
46. Columbia Total Return Bond Fund
47. Columbia Treasury Reserves
48. Columbia Virginia Intermediate Municipal Bond Fund


Approved:  May 4, 2005
Last Amended:  September 26, 2005

                                SCHEDULE B


         For services rendered pursuant to this Agreement, the Trust will pay CMA, an administration fee, computed daily and payable monthly, based on annual rate of each Fund's daily net assets as follows:

--------------------------------------- ----------------------------------
Fund                                         Administration Fee
--------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------
Corporate Bond Portfolio                As mutually agreed upon by the
                                        Trust and CMA from time to time.
                                        Pursuant to a separate agreement
                                        for this Fund, an affiliate of CMA
                                        has agreed to absorb all fees and
                                        expenses incurred under this Agreement.
-------------------------------------- ----------------------------------
-------------------------------------- ----------------------------------
High Income Portfolio                   As mutually agreed upon by the
                                        Trust and CMA from time to time.
                                        Pursuant to a separate agreement
                                        for this Fund, an affiliate of CMA has
                                        agreed to absorb all fees and expenses
                                        incurred under this Agreement.
------------------------------------ ----------------------------------
------------------------------------ ----------------------------------
Mortgage- and Asset-Backed Portfolio   As mutually agreed upon by the
                                       Trust and CMA from time to time.
                                       Pursuant to a separate agreement for
                                       this Fund, an affiliate of CMA has
                                       agreed to absorb all fees and expenses
                                       incurred under this Agreement.
------------------------------------ ----------------------------------
------------------------------------ ----------------------------------
Columbia Asset Allocation Fund II                            0.12%
------------------------------------ ----------------------------------
------------------------------------ ----------------------------------
Columbia California Intermediate Municipal Bond Fund         0.15%
----------------------------------- ----------------------------------
----------------------------------- ----------------------------------
Columbia California Tax-Exempt Reserves                      0.10%
-------------------------------------- ----------------------------------
-------------------------------------- ----------------------------------
Columbia Cash Reserves                                       0.10%
----------------------------------- ----------------------------------
----------------------------------- ----------------------------------
Columbia Convertible Securities Fund                         0.17%
------------------------------------ ----------------------------------
------------------------------------ ----------------------------------
Columbia Florida Intermediate Municipal Bond Fund            0.15%
------------------------------------- ----------------------------------

--------------------------------------- ----------------------------------
Columbia Georgia Intermediate Municipal Bond Fund             0.15%
--------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------
Columbia Global Value Fund                                    0.17%
--------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------
Columbia Government Reserves                                  0.10%
--------------------------------------- ----------------------------------
-------------------------------------- ----------------------------------
Columbia High Income Fund                                     0.18%
-------------------------------------- ----------------------------------
------------------------------------- ----------------------------------
Columbia Intermediate Core Bond Fund                          0.15%
------------------------------------- ----------------------------------
------------------------------------- ----------------------------------
Columbia International Value Fund                             0.17%
------------------------------------- ----------------------------------
------------------------------------- ----------------------------------
Columbia Large Cap Core Fund                                  0.17%
------------------------------------ ----------------------------------
------------------------------------ ----------------------------------
Columbia Large Cap Enhanced Core Fund                         0.17%
------------------------------------ ----------------------------------
----------------------------------- ----------------------------------
Columbia Large Cap Index Fund                                 0.10%
------------------------------------ ----------------------------------
------------------------------------ ----------------------------------
Columbia LifeGoal Balanced Growth Portfolio   As mutually agreed upon by the
                                              Trust and CMA from time to
                                              time. Pursuant to a separate
                                              agreement for this Fund, an
                                              affiliate of CMA has agreed to
                                              absorb all fees and expenses
                                              incurred under this Agreement.
---------------------------------- ----------------------------------
---------------------------------- ----------------------------------
Columbia LifeGoal Growth Portfolio           As mutually agreed upon by the
                                             Trust and CMA from time to time.
                                             Pursuant to a separate agreement
                                             for this Fund, an affiliate of CMA
                                             has agreed to absorb all fees and
                                             expenses incurred under this
                                             Agreement.
---------------------------------- ----------------------------------
---------------------------------- ----------------------------------
Columbia LifeGoal Income and Growth Portfolio  As mutually agreed upon by the
                                               Trust and CMA from time to
                                               time. Pursuant to a separate
                                               agreement for this Fund, an
                                               affiliate of CMA has agreed to
                                               absorb all fees and expenses
                                               incurred under this Agreement.
--------------------------------- ----------------------------------
--------------------------------- ----------------------------------
Columbia LifeGoal Income Portfolio                      0.23%(1)
---------------------------------- ----------------------------------
---------------------------------- ----------------------------------
Columbia Marsico 21st Century Fund                       0.12%
---------------------------------- ----------------------------------
---------------------------------- ----------------------------------
Columbia Marsico Focused Equities Fund                   0.12%
---------------------------------- ----------------------------------
---------------------------------- ----------------------------------
Columbia Marsico Growth Fund                             0.12%
--------------------------------- ----------------------------------
--------------------------------- ----------------------------------
Columbia Marsico International Opportunities Fund        0.12%
-------------------------------- ----------------------------------
-------------------------------- ----------------------------------
Columbia Marsico Mid Cap Growth Fund                     0.23%
------------------------------- ----------------------------------
------------------------------ ----------------------------------
Columbia Maryland Intermediate Municipal Bond Fund       0.15%
--------------------------------- ----------------------------------
--------------------------------- ----------------------------------
Columbia Mid Cap Index Fund                             0.10%
--------------------------------- ----------------------------------
-------------------------------- ----------------------------------
Columbia Mid Cap Value Fund                         0.17%
-------------------------------- ----------------------------------
------------------------------- ----------------------------------
Columbia Money Market Reserves                       0.10%
------------------------------- ----------------------------------
------------------------------- ----------------------------------
Columbia Multi-Advisor International Equity Fund     0.12%
------------------------------- ----------------------------------
------------------------------- ----------------------------------
Columbia Municipal Income Fund                       0.14%
------------------------------- ----------------------------------
------------------------------- ----------------------------------
Columbia Municipal Reserves                          0.10%
------------------------------- ----------------------------------
------------------------------- ----------------------------------
Columbia New York Tax-Exempt Reserves                0.10%
------------------------------ ----------------------------------
------------------------------ ----------------------------------
Columbia North Carolina Intermediate Municipal Bond Fund  0.15%
------------------------------ ----------------------------------
------------------------------ ----------------------------------
Columbia Short Term Bond Fund                          0.14%
------------------------------ ----------------------------------
------------------------------ ----------------------------------
Columbia Short Term Municipal Bond Fund               0.15%
----------------------------- ----------------------------------
----------------------------- ----------------------------------
Columbia Small Cap Growth Fund II                     0.12%
------------------------------ ----------------------------------
------------------------------ ----------------------------------
Columbia Small Cap Index Fund                         0.10%
----------------------------- ----------------------------------
----------------------------- ----------------------------------
Columbia Small Cap Value Fund II                      0.12%
----------------------------- ----------------------------------
----------------------------- ----------------------------------
Columbia South Carolina Intermediate Municipal Bond Fund  0.15%
----------------------------- ----------------------------------
----------------------------- ----------------------------------
Columbia Tax-Exempt Reserves                              0.10%
----------------------------- ----------------------------------
----------------------------- ----------------------------------
Columbia Tennessee Intermediate Municipal Bond Fund       0.15%
---------------------------- ----------------------------------
---------------------------- ----------------------------------
Columbia Texas Intermediate Municipal Bond Fund          0.15%
-------------------------- ----------------------------------
-------------------------- ----------------------------------
Columbia Total Return Bond Fund                         0.15%
---------------------------- ----------------------------------
---------------------------- ----------------------------------
Columbia Treasury Reserves                              0.10%
---------------------------- ----------------------------------
---------------------------- ----------------------------------
Columbia Virginia Intermediate Municipal Bond Fund      0.15%
------------------------------------- ----------------------------------



         In addition to the asset-based fee set forth above, the Trust shall reimburse CMA and any sub-administrator engaged pursuant to Paragraph 3 for certain reasonable out-of-pocket expenses incurred by them in connection with the performance of their respective duties hereunder.


         Reimbursable out-of-pocket expenses shall include the following: reasonable costs associated with postage (including overnight services), telephone, telecommunications (including facsimiles), duplicating, pricing services, and forms and supplies and such other out-of-pocket expenses as the parties may agree to from time to time.



--------
(1) Applicable to all assets except those invested in other Columbia Funds. The fee rate for assets invested in other Columbia Funds is 0.13%.